UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023
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Vacasa, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41130 (Commission File Number)	87-1995316 (I.R.S. Employer Identification No.)
850 NW 13th Avenue Portland, OR 97209
(Address of Principal Executive Offices) (Zip Code)
(503) 345-9399
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 27, 2023, Vacasa, Inc. (the “Company”) received a written notification (the “Notice”) from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price for its common stock had been below $1.00 per share for 30 consecutive business days and that the Company therefore is not in compliance with the minimum bid price requirement for continued listing on The Nasdaq Global Select Market under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). The Notice has no immediate effect on the listing of the Company’s Class A common stock (“Common Stock”), and the Common Stock will continue to trade on the Nasdaq Global Select Market under the symbol “VCSA” at this time, subject to the Company’s compliance with the other Nasdaq listing requirements.
In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the Notice to regain compliance with the Bid Price Requirement. Accordingly, the Company has until October 24, 2023 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 for a minimum of 10 consecutive business days prior to the Compliance Date, in which case Nasdaq will provide the Company with written confirmation of compliance and the matter will be closed.

In the event the Company does not regain compliance by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period if it applies to transfer the listing of its Common Stock to the Nasdaq Capital Market, provided that it meets the applicable market value of publicly held shares requirement for continued listing and all other applicable requirements for initial listing on the Nasdaq Capital Market (except for the Bid Price Requirement). The Company must also provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period.

The Company intends to monitor the closing bid price of its stock and assess potential actions to regain compliance with the Nasdaq Listing Rules, which may include a reverse stock split. In anticipation of the Notice, on April 24, 2023, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission for the Company’s annual meeting of stockholders to be held on May 23, 2023 (the “Annual Meeting”), which included a proposal to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s Common Stock at a reverse stock split ratio ranging from 1:5 to 1:20, and to authorize the Company’s board of directors to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split (the “Reverse Stock Split Proposal”).
There can be no assurance that stockholders will approve the Reverse Stock Split Proposal at the Annual Meeting, that a reverse stock split, if implemented, will increase the market price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split or, even if it does, that such price will be maintained for any period of time. Additional information, including certain risks associated with the Reverse Stock Split Proposal, can be found in the Proxy Statement.

Forward-Looking Statements

Certain statements included in this Current Report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will,” “would,” or the negative of these terms or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent or ability to regain compliance with the Bid Price Requirement and the Company’s plans to consider implementing available options to regain compliance with the Bid Price Requirement, including a reverse stock split. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, including the risk that the Company may not meet the Bid Price Requirement during any compliance period or in the future, the risk that the Company may not otherwise meet the requirements for continued listing under the Nasdaq Listing Rules, the risk that Nasdaq may not grant the Company relief from delisting, if necessary, and the risk that the Company may not ultimately meet applicable Nasdaq requirements, among other risks and uncertainties. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) and our other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

Date:    April 28, 2023